
MORINDA
NEWAGE
INSPIRING, EDUCATING,
& HYDRATING THE PLANET.
noni
MARLEY
MATE
xing
búcha
coco libre
WATER LIFE
Live Healthy.

World's Leading Healthy Beverages & Lifestyles Company

40th Largest

non-alcoholic beverage company in the world

Fastest-Growing

beverage company in the world

≈3,000+%

share price appreciation

	6/16	2019
Revenue	$2.4 MM	>$300 MM
Gross Margin	16%	60%
EBITDA	-$4.1 MM	>$20MM
Cash	-$200K	>$40 MM
Debt	>$20MM	$0 MM
Points of Distribution	<5,000	>300,000
Top 50 Retail Customers	≈2%	≈80%
Liquidity	≈4.0 K	>10 MM
Market Capitalization	≈$4.0 K	≈$500MM
Share Price	$0.19	≈$6.00



New Age Global Reach

Direct-to-Store Distribution

8th	Largest Independent Store Distributor in U.S.
6,000+	Captive Outlets
>250K	Sq. Ft. of Warehouse Capacity
>60/600	Industry-Leading Brands / SKU's
>$45MM	Revenue

Direct-to-Consumer Distribution

>$7.5B	Cumulative sales of Tahitian Noni Juice
300,000	Active independent product distributors
60	Countries worldwide
10	Internal production/distribution facilities
40	Patents across multiple structure-function claims

Retail Distribution

>300,000	Points of Distribution
80%	Penetration of top retail accounts
35	Route to Market Partners across North America
5.7	Average number of SKU's per outlet
$216	Average Net Revenue/SKU/Year

E-Commerce Distribution

>$170MM	Annual e-Commerce Sales
>100,000	Weekly auto-shipment subscribers
>1,000,000	Database of consumers
>80%	Average Gross Margin
6	Pick/pack/ship centers for efficient distribution

Live Healthy.

MORINDA ORGANIZATION SNAPSHOT

NEWAGE

- ≈$230MM revenue/ ≈$20MM EBITDA growth company
  - >900 associates with operations in 60 countries worldwide
  - 10 major offices throughout China
  - 7 major offices throughout Japan

- 100% owned production, distribution centers, and operations network worldwide

- Scalable infrastructure beyond direct model

CHINA



JAPAN


MORINDA

US



...WITH UNPARALLELED OPPORTUNITY

UNPARALLELED STRENGTH

- Brand Portfolio in growth segments
- Omni-channel route to market
- Leading patents & innovation
- Leadership team with track record
- Culture of winning

UNPARALLELED RESOURCES

- >$300 million in Revenue
- >$200 million in Assets
- >$40 million in Cash
- >$500MM in market capitalization
- ≈$0 debt

UNPARALLELED REACH

- 300,000+ direct to consumer force
- 300,000+ retail points of distribution
- 100,000+ e-commerce subscribers
- 1,000,000+ consumer database
- 60+ countries

PORTFOLIO OF BRANDS

THE ONE GOOD THING.

PARADISE FOR THE SKIN

LIVE. LOVE. MARLEY.

LIBERATE YOUR THIRST.

REFRESHxing

FUNCTIONAL BEVERAGE SCIENCE

Clean, Organic, Natural

Superior Functionality

Better-For-You, Uncompromising

NEW AGE SUPPORT



Micro-Influencers



GeoFraming

Merchandising, Promotions, In-Store Investment



Racks/Shippers


Live Healthy

Cold Equipment


live naturally

Category Mgt.



Partnership


coco libre
FIT 100

Engagement

NEW AGE CONTENT


HEALTHY

HYDRATE	EAT WELL & EXERCISE	ACHIEVE	LOVE	THOUGHT	HEAL	YOUR WAY
Drink Water, Drink Healthy	*Be Active, Fuel Your Body*	*Focus & Planning*	*Build Meaningful Relationships*	*Mindfulness & Visualization*	*Relax & Restore*	*On Your Terms*

Digital & Social Engagement ***Quarterly Promotions At Retail*** ***'Live Healthy' Community***


búcha
live kombucha
kom búcha with me


MARLEY
LIVE. LOVE. MARLEY.

- 43% preferred taste vs. competition, no vinegary aftertaste
- Leading brand in category growth, #1 in sales/point of distribution
- Only shelf-stable brand with >12 months of shelf life
- USDA certified organic, gluten free
- Over 2 billion live probiotics
- Expanding in national U.S. retail and key international markets in 2019

- Marley brand has over 70 million facebook followers across all demographics
- Brand created in collaboration with the Marley family, grew >35% in 2018
- Full portfolio that is natural and/or USDA certified organic with Yerba Mate, Cold Brew Coffee, Teas, and other beverages
- Mellow Mood is the leading brand in Relaxation Drinks – now launching Mellow Mood+CBD globally in 2019
- Expanding in national U.S. retail and key international markets in 2019






MARLEY


MARLEY

Live Healthy.


xing
NATURALLY
REFRESHxing

Placed 1st out of 250 brands in North American Tea Championship

Brand grew 18% in 2018 to lead RTD TEA category growth

Large format, and premium craft-brewed offerings

All-natural, no high fructose corn syrup, non-GMO, gluten free

New Xing Craft (artisinal, single-origin, zero sugar) launching in 2019


coco libre
LIBERATE YOUR THIRST.

Single-origin, pure coconute water in the most environmentally friendly package

Sourced directly from young, coastal coconuts, for preferred taste

Not-from-concentrate

Zero added sugar, non-GMO, gluten free

Regualr coconut water, sparking, and coconut water with watermelon varieties in single and multi-serve packages




xing





Live Healthy.


tahitian
NONI
Rejuvenate From Within


TE·MANA
Paradise for the skin

- More than $7.5 Billion in cumulative sales
- Liquid dietary supplement with more than 275 vital phytonutrients
- Vitamins, minerals, antioxidants, and iridoids to enhance immunity
- Sales in more than 60 countries worldwide
- >$170MM in E-Commerce autoship sales in 2018

- Led by newly launched Noni+Collagen products
- Portfolio of 10+ super-premium skincare products manufactured in Japan and Italy
- All products differentiated using proprietary Tahitian noni-seed extract
- All products use unique and natural ingredients
- Broadens product offering to need-states outside of beverages
- >$170MM in E-Commerce autoship sales in 2018


NONI




NONI
collagen



Live Healthy.

WATER LIFE


WATER LIFE

YOU HYDRATE. WE DONATE.

100% of Profits donated to WATERisLIFE Charity

Artesian-source water, 5-step filtration & purification process

Emplacing solar/wind-powered clean water units worldwide

3.7 billion liters of water provide to-date, to address the >1 Billion people globally without access to clean drinking water



NEWAGE



FUNCTIONAL BEVERAGE SCIENCE

The most robust intellectual property portfolio of any major beverage company, with over 40 patents covering neurological protection, cardiovascular health, radiation, protection, cellular immunity, hearing and digestive health

Cooperative research studies with the U.S. Government, NASA, and others, along with human trials to be able to make verifiable claims

'NHANCED Recoverd and 'NHANCED Radiation launching in 2019 into the medical & direct channels in major markets worldwide


'NHANCED
RECOVERY

'NHANCED RECOVERY

Live Healthy.



Healthy Brand Portfolio

Omni-Channel Distribution

Intellectual Property

Financial Flexibility

Organizational Capabilities

CORE FOUNDATION

Multiple Transformative Growth Opportunities


Global Brand Expansion
CBD Infused Products
E-COM. Database Expansion
Health Sciences Leverage
New Channels Expansion
New Market Expansion
Healthy Brand Portfolio
Omni-Channel Distribution
Intellectual Property
Financial Flexibility
Organizational Capabilities
CORE FOUNDATION

EXECUTION ON MAJOR GROWTH VECTORS

NEWAGE

- Búcha Live Kombucha shipping nationally throughout 7-11 — Q1
- Marley Mate shipping nationally throughout Walmart — Q1/Q2
- Added 100K points of distribution in North America for 2019 — Q2
- Multiple new foodservice, alternative channel customers — Q2-Q3
- Expanding relationships with major regional DSD distributors — Q2-Q3
- Initial sales of 'nHanced in Asia Pacific already underway — Q1-Q4
- Morinda integration on track with >$4MM in cost savings already secured



Live Healthy.

CBD – 2019
Global Omni-Channel Rollout




CBD
ROLL-ON
GEL
CBD
DROPS
CBD
DROPS
CBD
CREAM



Full Portfolio Of Cannabinoid-Infused Products

Creams, oils, tinctures, beverages, teas, sparkingling waters, and relaxation drinks

Key Strategic Partnerships

Established global partnership with Privateer (Leafly, Docklight, Tilray) to provide regulatory, legal, compliance, and sourcing

Utlization of the Marley Brand in collaboration with the Marley Family, expanding beverage portfolio to other growth segments in 2020–21


MARLEY
CBD
MARLEY
MELLOW MOOD
CBD
MARLEY
MELLOW MOOD
CBD
MARLEY
MELLOW MOOD

CBD RETAIL ORDERS IN NORTH AMERICA…

NEWAGE

MARLEY MELLOW MOOD

Account	# of Cases	Annual Net Sales
[redacted]	468,000	$12,168,000.00
	69,732	$1,813,032.00
	26,000	$676,000.00
	52,000	$1,352,000.00
	39,000	$1,014,000.00
	221,000	$5,746,000.00
	67,600	$1,757,600.00
	130,000	$3,380,000.00
	52,000	$1,352,000.00
		$29,258,632.00

Live Healthy.

Key Statistics

TRADING DATA @ 3/1

Stock Price (NASDAQ)
$5.89

1.30/9.99
52 WEEK LOW/HIGH

9,354,958
AVG. DAILY VOL. (3 MO.)

75.0M
SHARES OUTSTANDING

0
WARRANTS OUTSTANDING

11%
FILING INSTITUTIONAL HOLDINGS

VALUATION MEASURES @ 3/1

Enterprise Value
$387.5MM

441.8MM
MARKET CAP

1.1x
EV/FTM REVENUE

19.3x
EV/FTM EBITDA

21.0
PE RATIO (FTM)

COMPARABLES

Price/Sales
1.4 vs. 4.5x avg.

KO	6.1x
PEP	2.5x
FIZZ	2.9x
MNST	10.8x
CELH	5.1x
REED	1.9x
WTER	5.8x
PRMW	2.0x
KDP	6.8x

1) Source: Capital IQ

Balance Sheet

- New (larger) with new terms revolver being emplaced
- >$100MM in current assets
- >$200MM in total assets
- <$5MM in total debt
- 2.58 ratio of total current assets over current liabilities
- $5.8M NOL carryforward

Select Balance Sheet Items

US Dollars in millions

	Sept 30, 2018
Cash	$45.2
Accounts receivable	$17.9
Inventories	$37.9
Total current assets	$101.0
Long-term assets	$179.7
Total assets	$280.7
Accounts payable/Accrued Exp.	$36.7
Total debt	$0.0
Total liabilities	$129.4
Total stockholders' equity	$151.3

2019 OUTLOOK

Net Revenue:	**>$320MM**
Gross Margin:	**>60%**
EBITDA:	**>$15MM**

Summary

- PURPOSE-DRIVEN
- DIFFERENTIATED CAPABILITIES
- UNIQUE STRATEGY
- FINANCIAL FLEXIBILITY
- BOARD/MANAGEMENT STRENGTH
- PLATFORM FOR GROWTH

Live Healthy.